Exhibit 23.2
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this Registration Statement on Form S-8 related to the Louisiana-Pacific Corporation Annual Report on Form 10-K for the year ended December 31, 1998.

                                                            ARTHUR ANDERSEN LLP

      Portland, Oregon,
      September 17, 1999